LightPath Technologies, Inc.

Annual Meeting of Stockholders

January 28, 2016

Notice and Proxy Statement

December 18, 2015

Dear LightPath Stockholder:

I am pleased to invite you to the Annual Meeting of the Stockholders of LightPath Technologies, Inc. The meeting will be held on Thursday, January 28, 2016 at 11: 00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel. The address is 9300 Airport Boulevard, Orlando, Florida 32827.

At the meeting, you and the other stockholders will be asked to elect directors, approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to increase the maximum size of the board of directors (the “Board”), approve an amendment to our Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of the directors to increase the size of the Board in place of the current requirement of eighty-five percent (85%) of such outstanding shares, and ratify our independent auditor. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Your vote, while always important, is even more important this year, because the proposed amendments to our Certificate of Incorporation discussed in this proxy statement requires the approval of eighty-five percent (85%) of the shares entitled to vote.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K, as amended (collectively the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,
Ripp Robert
Chairman of the Board

______________________________________________________

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, January 28, 2016

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation. The meeting will be held on Thursday, January 28, 2016 at 11: 00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.	To elect Class II directors to the Company’s Board;

2.	To approve an amendment to the Company’s Certificate of Incorporation to increase the maximum size of the Board;

3.	To approve an amendment to the Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five percent (85%) of such outstanding shares;

4.	To ratify the selection of BDO USA, LLP as the Company’s independent public accountant; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on December 1, 2015 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy. Please note, if a broker, bank or other nominee holds your shares of record, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

J. James Gaynor

President & Chief Executive Officer

Orlando, Florida

December 18, 2015

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held January 28, 2016

______________________

This proxy statement, and the enclosed proxy card, is solicited by the Board of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, January 28, 2016 at 11: 00 a.m. EST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11: 00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827.

References in this proxy statement to “LightPath”, “we”, “us”, “our”, or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2016.

This proxy statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2015, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com, to request a copy of the proxy statement, annual report or proxy card, or to obtain directions to such meeting.

Why am I receiving these materials?

A proxy statement is a document the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Robert Ripp, Chairman of the Board, as proxy for the Annual Meeting.

You are receiving this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this proxy statement and accompanying proxy card on or about December 18, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

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Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 1, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were 15,261,881 shares of Class A common stock (our only class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 1, 2015 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you complete and return your proxy card, you may still vote in person if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 1, 2015 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of three Class II directors to our Board; (ii) the approval of an amendment to the Certificate of Incorporation to increase the maximum size of our Board; (iii) the approval of an amendment to the Certificate of Incorporation require the affirmative vote of at least a majority of the holders of our capital stock entitled to vote generally in the election of directors to increase the size of our Board instead of the current eighty-five (85%) vote of such shares; and (iv) the ratification of the selection of BDO USA, LLP as independent auditor.

A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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Why is it important for me to vote?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent public accountant under Item No. 4 is a “discretionary” matter. The election of directors under Item No. 1, the approval of an amendment to the Certificate of Incorporation to increase the maximize size of the Board under Item No. 2, and the approval of an amendment to the Certificate of Incorporation to require the affirmative vote of holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five percent (85%) of such outstanding shares under Item No. 3 are “non-discretionary” matters.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Item No.	Voting Choices and Board Recommendation
Item 1: Election of Director Nominees	• Vote “For” any or all of the nominees listed • Vote “Withhold” to withhold your vote for any or all of the nominees listed The Board recommends voting “For” all of the nominees listed.

Item 2: Approve the amendment to the Certificate of Incorporation to increase the maximum size of our Board from 7 directors to 12 directors

•

Vote “For” the approval of the amendment to the Certificate of Incorporation

•

Vote “Against” the approval of the amendment to the Certificate of Incorporation

•

Abstain from voting on this item

The Board recommends voting “For” the approval of the amendment to the Certificate of Incorporation.

Item 3:

Approve the amendment to the Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five (85%) of such outstanding shares

•

Vote “For” the approval of the amendment to the Certificate of Incorporation

•

Vote “Against” the approval of the amendment to the Certificate of Incorporation

•

Abstain from voting on this item

The Board recommends voting “For” the approval of the amendment to the Certificate of Incorporation.

Item 4: Ratification of the appointment of BDO USA, LLP as our independent public accountant

•

Vote “For” the ratification of the appointment

•

Vote “Against” the ratification of the appointment

•

Abstain from voting on this item

The Board recommends voting “For” the ratification of the appointment of BDO USA, LLP as our independent public accountant.

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How do I vote?

You may vote your shares as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.

•

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 1, 2015.

What if I return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•

FOR the nominees listed under Item No. 1;

•

FOR the approval of an amendment to the Certificate of Incorporation to increase the maximum size of the Board under Item No. 2;

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•

FOR the approval of an amendment to the Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five (85%) of such outstanding shares under Item No. 3; and

•

FOR the ratification of BDO USA, LLP, as our independent public accountant under Item No. 4.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have hired Alliance Advisors, LLC, a proxy solicitation firm, to assist us in soliciting proxies for a fee of approximately $6,000 plus reasonable out-of-pocket expenses and contact fees, which we currently estimate will be an additional $9,000, for an aggregate total of approximately $15,000. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

•

completing, signing and submitting a new proxy card with a later date;

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sending written notice of revocation to our Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

•

voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if at least a majority of the issued and outstanding shares of Class A common stock entitled to vote is present at the Annual Meeting (in person or represented by proxy). On the record date, there were 15,261,881 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 7,630,941 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How many votes are needed to approve the items?

Item No. 1, is determined by a plurality of the votes of the shares present in person or by proxy and entitled to vote at the election of directors at the Annual Meeting. “Plurality” generally means that the individuals getting the highest number of votes will be elected. In uncontested elections, nominees will be elected, provided, that there is a quorum and stockholders vote. A properly executed proxy marked “Withhold” with respect to the election of a director will not be voted with respect to the director nominee. A properly executed proxy marked “For” will be voted with respect to the director nominee. All properly executed proxies, including those marked “Withhold” will be counted for purposes of determining whether there is a quorum.

With regard to Item No. 2, the affirmative vote of at least eighty-five percent (85%) of the shares entitled to vote generally in the election of directors is required to approve the amendment to the Certificate of Incorporation to increase the maximum size of the Board from 7 directors to 12 directors.

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With regard to Item No. 3, the affirmative vote of at least eighty-five percent (85%) of the shares entitled to vote generally in the election of directors is required to approve the amendment to the Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five (85%) of such outstanding shares.

With regard to Item No. 4, the affirmative vote of a majority of the shares having voting power represented at the Annual Meeting, in person or by proxy is required to ratify the appointment of BDO USA, LLP as our independent auditor.

How are abstentions and broker non-votes counted?

Abstentions: If a stockholder abstains from voting on an item, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the election of the director nominees under Item No. 1, as the nominees are elected by a plurality. Abstentions on proposals that require the affirmative vote of a majority of the shares having voting power represented at the Annual Meeting, in person or by proxy will, in effect, be a vote against such matter. Abstentions on proposals that require the affirmative vote of at least eighty-five percent (85%) of the shares represented at the Annual Meeting, in person or by proxy that are entitled to vote generally in the election of directors will, in effect, be a vote against such matter. Accordingly, an abstention will have the same effect as a vote against the items to be voted on under Item Nos. 2, 3 and 4.

Broker Non-Votes: A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular matter because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether a quorum is present. For voting purposes, a broker non-vote is not considered entitled to vote and therefore, will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass Item Nos. 1-3. A broker will continue to have discretion to vote uninstructed shares on the ratification of the appointment of the independent public accountant under Item No. 4.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

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When are stockholder proposals for the 2017 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our By-laws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before August 18, 2016, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the 2017 Annual Meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the 2017 Annual Meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the By-laws (the “By-law Deadline”). Under our By-laws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the 2016 Annual Meeting, or September 30, 2016, and no later than 90 days prior to the anniversary date of the 2016 Annual Meeting, or October 30, 2016. If a stockholder gives notice of such a proposal after the By-law Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the 2017 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report on Form 10-K, as amended?

A copy of our Annual Report for the fiscal year ended June 30, 2015, and consolidated financial statements, has been delivered to you with this proxy statement. We will provide copies of the exhibits filed with our Annual Report on Form 10-K, as amended, upon written request if you are a stockholder as of the record date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http: //www.sec.gov under the EDGAR archives section.

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ITEM NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, denoted as Class I, Class II and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The current Board consists of:

Class I	Class II	Class III
Robert Ripp J. James Gaynor	Sohail Khan Dr. Steven Brueck M. Scott Faris	Louis Leeburg Xudong Zhu

The Class II directors’ term expires at this Annual Meeting. The Class III directors’ term expires at the annual meeting of stockholders proposed to be held in 2018. The Class I directors’ term expires at the annual meeting of stockholders proposed to be held in 2017.

Pursuant to the Company’s Certificate of Incorporation and By-laws, the current Board or the stockholders may nominate persons for election to the Board. The Board nominates Sohail Khan, Steven Brueck and M. Scott Faris, who are all current members of the Board, to serve as a Class II directors for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

THE BOARD RECOMMENDS VOTING FOR

THE ELECTION OF THE CLASS II DIRECTOR NOMINEES

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Each of our directors and officers serves until his or her successor is elected and qualified. The names and ages of our directors and officers, the years they became directors or officers, their principal occupations or employment for at least the past five years and certain of their other directorships is set forth below. The table below lists each director, each such director’s committee memberships and the chairman of each committee.

Name	Audit	Compensation	Finance
Robert Ripp
J. James Gaynor
Sohail Khan
Steven Brueck
Louis Leeburg
M. Scott Faris
Xudong Zhu
Committee Chairman:	Leeburg	Ripp	Khan

Class I Directors Robert Ripp, 74 Director (Chairman of the Board)	Mr. Ripp has served as one of our directors since 1999 and as Chairman of the Board since November 1999. During portions of fiscal year 2002 he also served as our Interim President and Chief Executive Officer. Mr. Ripp has previous management experience, including serving as AMP Incorporated’s Chairman and Chief Executive Officer from August 1998 until April 1999 and as Vice President and Treasurer of IBM of Armonk, New York from 1989 to 1993. Mr. Ripp graduated from Iona College and received a Masters of Business Administration degree from New York University. Mr. Ripp is currently on the board of directors of Ace, Ltd., PPG Industries, and Axiall Corporation, all of which are listed on the New York Stock Exchange. Mr. Ripp’s extensive business, executive management, and financial expertise gained from various executive positions coupled with his ability to provide leadership skills to access strategic plans, business operational performance, and potential mergers and acquisitions, qualify him for service as one of our directors.

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J. James Gaynor, 64 President & Chief Executive Officer, Director	Mr. Gaynor has served as our President, Chief Executive Officer, and as a director since February 2008, and, prior to that served as Interim Chief Executive Officer commencing in September 2007. From July 2006 to September 2007, Mr. Gaynor previously served as our Corporate Vice President of Operations. Mr. Gaynor is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd. (“LPOI”), our wholly owned subsidiary, located in Jiading, People’s Republic of China, and LightPath Optical Instrumentation (Zhenjiang) (“LPOIZ”), our wholly owned subsidiary, located in the New City District, of the Jinagsu province of the People’s Republic of China. Mr. Gaynor is a mechanical engineer with over 25 years business and manufacturing experience in volume component manufacturing in the electronics and optics industries. Prior to joining us, Mr. Gaynor served as Director of Operations and Manufacturing for Puradyn Filter Technologies, the Vice President of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division and has also held various executive positions with Spectrum Control, Rockwell International, and Corning Glass Works. Mr. Gaynor holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and has worked in the manufacturing industries since 1976. His experience includes various engineering, manufacturing, and management positions in specialty glass, electronics, telecommunications components, and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction programs with turnaround and startup companies, acquisitions, and management. Mr. Gaynor has an in-depth knowledge of the optics industry gained through over 25 years of working in various capacities in the industry and understands the engineering aspects of our business, due to his engineering background. Mr. Gaynor’s experience and knowledge is necessary to lead us and qualify him for service as one of our directors.

Class II Directors
Sohail Khan, 61 Director	Mr. Khan has served as one of our directors since February 2005. From September 2015, he serves as the President and Chief Executive Officer of ViSX Systems Inc., a pioneer and leader in media processing semiconductor solutions for video over IP streaming solutions. From May 2013 to July 2014, he served as the Chief Executive Officer of Lilliputian Systems, a developer of portable power products for consumer electronics. Since August 2011 has served as the managing partner of K5 Innovations, a technology consulting venture. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. From 2007 to 2012, Mr. Khan served on the board of directors for Gainspan Corporation. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Masters of Business Administration from the University of California at Berkeley. Mr. Khan is currently on the board of directors of Intersil Corporation, which is listed on the NASDAQ Global Select Market. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant experience in executive management, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as one of our directors.

Dr. Steven Brueck, 71 Director	Dr. Brueck has served as one of our directors since July 2001. He is a Distinguished Professor, Emeritus, of Electrical and Computer Engineering and of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. Although he retired in 2014, he remains active as a University of New Mexico Research Professor. From 1986 to 2013, he served as Director of the Center for High Technology Materials. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Masters of Science degree in Electrical Engineering and Doctorate of Science degree in Electrical Engineering. Dr. Brueck is a fellow of The Optical Society, the Institute of Electrical and Electronics Engineers, and the American Association for the Advancement of Science. Dr. Brueck’s expertise in optics and optics applications, as well as his extensive forty years of research experience in optics, lasers, detectors, lithography, nonlinear optics, and related fields qualify him for service as one of our directors.

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M. Scott Faris, 50 Director	Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer. Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies, in 2002 and, since 2004, Mr. Faris serves as its Chief Executive Officer. In June 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid state battery technology and products, and served as its Chief Executive Officer until June 2012. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products. and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the chairman of the Metro Orlando EDC. Mr. Farris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of MicroVapor Devices, LLC, Spectra Health, Inc., and Open Photonics, Inc., all of which are private companies. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

Class III Directors
Louis Leeburg, 61 Director	Mr. Leeburg has served as one of our directors since May 1996. Mr. Leeburg is currently a self-employed business consultant. Since 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute, and before that he served as the Vice President for Finance. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. He is a member of Financial Foundation Officers Group and the treasurer and trustee for the John E. Fetzer Memorial Trust Fund. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years, coupled with his knowledge gained as a certified public accountant, add invaluable knowledge to our Board and qualify him for service as one of our directors.

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Xudong Zhu, 50 Director	Dr. Zhu has served as one of our directors since April 2015. Dr. Zhu is the President of Pudong Science and Technology Investment (Cayman) Co., Ltd. (“Pudong Investment”). Pudong Investment currently holds 14.9% of our outstanding common stock, including shares purchased from us in a private placement. Dr. Zhu is also the President of Pudong Science and Technology (Cayman) Co, Ltd. (“Pudong”), the parent of Pudong Investment. Pudong is a Shanghai-based investment management company with a leading professional management team, diversified business lines, strong financial position and rich strategic recourses. Although Dr. Zhu’s appointment as one of our directors was not a contractual condition to Pudong Investment’s purchase of shares of our common stock in the private placement, his appointment was discussed at the time of the private placement. Dr. Zhu also serves as the Vice Chairman of Shanghai Association for Science and Technology in which role he oversees its Productivity Promotion Centers, Science Information Center, and Science & Technology Investment Corporation. Dr. Zhu currently serves as a director for Pudong, Montage Technology Global Holdings, Ltd., Shanghai Puxin Investment Management Co., Ltd., and Shanghai Pudong Technology Venture Capital Investment Co. Ltd. Previously, Dr. Zhu also served as the Executive Director of Shanghai Pudong High-tech Investment Co., Ltd. from October 2014 to June 2015, and Independent Director of Shanghai Shyndec Pharmaceutical Co., Ltd. from May 2012 to April 2015. Dr. Zhu received a Doctor of Engineering degree in Traffic Engineering from Tongji University. Dr. Zhu has a broad range of experience in financial matters and the high-tech sector, coupled with his expertise gained in his roles with Pudong and Pudong Investment, add invaluable experience and expertise to our Board and qualify him for service as one of our directors.

Executive Officers Who Do Not Serve as Directors

Dorothy Cipolla, 59 Chief Financial Officer, Secretary and Treasurer	Ms. Cipolla has served as our Chief Financial Officer, Secretary, and Treasurer since February 2006. Ms. Cipolla has also served as a director of LPOI since 2006 and LPOIZ since 2013. From March 2004 to February 2006, Ms. Cipolla was Chief Financial Officer and Secretary of LaserSight Technologies, Inc. (“LaserSight”). Prior to joining LaserSight, she served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ-listed professional services firm. From 1999 to 2002, Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility. She received a Bachelor of Science degree in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

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Alan Symmons, 43 Executive Vice President of Operations	Mr. Symmons has served as our Executive Vice President of Operations since February 2015. Previously, Mr. Symmons served as our Vice President of Corporate Engineering beginning in September 2010 and our Director of Engineering from October 2007 to September 2010. Prior to that, Mr. Symmons served as our Opto-Mechanical Manager from October 2006 to October 2007. Prior to joining us, Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies, and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Masters of Business Administration degree from the Eller School of Management at the University of Arizona.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee and a Finance Committee. The Board does not have a standing nominating committee. The entire Board met seven times, including telephonic meetings, during fiscal 2015. All of the directors attended 92% or more of the meetings of the Board and the meetings held by committees of the Board on which they served. All of the then elected directors attended the 2015 Annual Meeting of Stockholders on January 28, 2015.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which consists of Dr. Steven Brueck, M. Scott Faris, and Louis Leeburg (Chairman), met four times during fiscal 2015. The meetings included discussions with management and with our independent auditors to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com. The Audit Committee’s responsibilities include, among others, engaging and terminating our independent accountants, overseeing the work of the accountants, and determining the compensation for their engagement(s). The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The NASDAQ Capital Market (the “NCM”). The Board has also determined that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules and qualifies as independent in accordance with the NCM rules. Mr. Leeburg’s business experience that qualifies him to be determined an “audit committee financial expert” is described above.

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Compensation Committee. The Compensation Committee, which consisted of Sohail Khan, Robert Ripp (Chairman) and Louis Leeburg, met three times during fiscal 2015. The Compensation Committee reviews and recommends to the Board the compensation and benefits of certain of our executive officers, including the Chief Executive Officer and the Chief Financial Officer, and also administers the Amended and Restated Omnibus Incentive Plan (the “Plan”), pursuant to which incentive awards, including stock options, are granted to our directors, executive officers and key employees. The Compensation Committee does not have a charter and may not delegate its authority to other persons.

The Compensation Committee is responsible for establishing, implementing and continually monitoring our compensation policies and philosophy. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee. Neither the Compensation Committee nor management employed any compensation consultants during fiscal 2015.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board. After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation. For fiscal 2015, the Board determined that the cash and stock-based incentive compensation awarded to directors in fiscal 2014 was still appropriate, and thus, no changes were made.

Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman) Robert Ripp, Xudong Zhu and M. Scott Faris, met two times during fiscal 2015. The Finance Committee reviews and provides guidance to the Board and management with respect to our significant financial policies.

All current committee members are expected to be nominated for re-election to the same committees at the Board meeting to be held immediately following the 2016 Annual Meeting.

Nominations Process and Criteria

The Board does not consider it necessary to form a committee specifically for governance or nomination matters due to our modest size. With respect to nomination matters, all independent directors participate in the consideration of director nominees. The Board has determined that each current director, except for Mr. Gaynor, meets the independence criteria for members of a nominating committee as set forth in the applicable rules of the NCM and the SEC. Due to the status of Mr. Gaynor as the Company’s Chief Executive Officer, he is not an independent director and may not specifically nominate anyone for Board membership nor vote on the matter of appointments to the Board.

Additionally, the Board believes it is not necessary to adopt criteria for the selection of directors. The Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors. The Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including using industry contacts of our directors or professional search firms.

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There were no fees paid or due to third parties in fiscal 2015 to identify or evaluate or to assist in evaluating or identifying potential nominees to the Board.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 7 of this proxy statement, to:

Corporate Secretary

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

Such correspondence will be timely forwarded to the Chairman of the Audit Committee for review and consideration in accordance with the criteria described above. The independent directors will consider director candidates recommended by stockholders.

Director Independence

In accordance with NCM and SEC rules, the Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board determined that each of the following non-employee directors serving during fiscal 2015 was independent and had no relationship with us, except as our director and stockholder:

Robert Ripp	Steven Brueck
Sohail Khan	M. Scott Faris
Louis Leeburg	Xudong Zhu

All members of the Audit and Compensation Committees are also independent. The Board approved a Code of Business Conduct and Ethics on May 3, 2004 (the “Code”). The Code applies to the Chief Executive Officer, Chief Financial Officer, senior financial officers, and the entire Board. A copy of the Code is posted on our website at www.lightpath.com.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the full Board (other than any interested director) for approval. The Board has not adopted a written policy for related party transaction review but when presented with such transaction, the transaction is discussed by the full Board and documented in the Board minutes.

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We had only one related party transaction since July 1, 2014, which was the beginning of our last fiscal year. On January 20, 2015, we closed a sale of our Class A common stock in accordance with the Securities Purchase Agreement with Pudong Investment. Prior to closing, the Securities and Purchase Agreement was amended (as amended, the “SPA”) and assigned by Pudong to its affiliate Pudong Investment. In connection with the closing, we sold to Pudong Investment 930,790 shares of Class A common stock at a price of $1.40 per share, which was adjusted from the initial per share purchase price of $1.62 pursuant to the terms of the SPA. We received gross cash proceeds from the issuance of the Class A common stock in the amount of approximately $1,303,000. Prior to closing, Pudong Investment was a stockholder beneficially owning greater than 5% of our Class A common stock. Subsequent to the closing, Dr. Zhu, the president of Pudong Investment, was appointed as one of our directors.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Robert Ripp serving as Chairman and Mr. J. James Gaynor serving as Chief Executive Officer. As Chief Executive Officer and President, Mr. Gaynor is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession and benefit costs, and, when appropriate, report these risks to the full Board.

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Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to chairman of the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities. At the recommendation of the Audit Committee, the Board first approved a charter for the Audit Committee on November 14, 2000, which was subsequently revised and approved by the Board on May 10, 2004.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2015, as audited by BDO USA, LLP, our independent auditors, and discussed these financial statements with management. In addition, the Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BDO USA, LLP its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

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Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2015, be included in our Annual Report for such fiscal year.

Audit Committee:

Louis Leeburg, Chairman
Dr. Steven Brueck

M. Scott Faris

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 17, 2015, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each director (which includes all nominees) at such date, (ii) each of the named executive officers named in the Summary Compensation Table below, (iii) our directors and named executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of Class A common stock outstanding as of December 17, 2015 was 15,262,107.

The number of shares beneficially owned by each director, named executive officer and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 17, 2015, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

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	Securities
	Class A Common Stock
Name and Address (1)	Restricted (2)	Unrestricted	Options	Amount of Shares of Class A Common Stock Beneficially Owned		Percent Owned (%)
Robert Ripp, Director	261,445	611,107	30,000	902,552	(3) (4)	5.8%
Louis Leeburg, Director	261,445	67,898	—	329,343		2.1%
Sohail Khan, Director	262,645	—	—	262,645		1.7%
Dr. Steven Brueck, Director	261,445	46,077	—	307,522		2.0%
M. Scott Faris, Director	160,745	—	—	160,745		1.0%
Dr. Xudong Zhu	33,785	—	—	33,785	(5)	*
J. James Gaynor, President & CEO	—	48,031	327,806	375,837	(6)	2.4%
Dorothy Cipolla, CFO, Secretary & Treasurer	—	—	128,399	128,399	(7)	*
Alan Symmons, Vice President of Engineering	—	3,064	95,387	98,451	(8)	*
All directors and named executive officers currently holding office as a group (9 persons)	1,241,510	776,177	581,592	2,599,279		15.0%
Berg & Berg Enterprises, LLC	—	2,700,330	—	2,700,330		17.7%
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(9)	14.9%

*Less than 1%

Notes:

(1) Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, FL 32826. The address for Berg & Berg Enterprises, LLC, as filed on a Schedule 13G filed February 14, 2008, is 10050 Bandley Drive, Cupertino, CA, 94014. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, PRC.

(2) Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, these vested shares remain unissued. All of the director’s unvested restricted stock units will vest upon such director’s resignation or termination from the Board. Therefore, the amounts of restricted stock set forth above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director, other than Mr. Gaynor or Dr. Zhu, are as follow: Mr. Ripp – 178,172, Mr. Leeburg – 178,172, Mr. Khan – 179,372, Dr. Brueck – 178,172, Mr. Faris – 77,472 and Dr. Zhu – 0.

(3) Does not include 7,812 shares of Class A common stock and warrants to purchase 15,000 shares of Class A common stock which are owned by trusts for Mr. Ripp’s adult children and for which he disclaims beneficial ownership.

(4) Includes 30,000 shares of Class A common stock with respect to which Mr. Ripp has the right to acquire. Mr. Ripp holds options which are currently exercisable for an aggregate of 30,000 shares of Class A common stock.

(5) Does not include 2,270,026 shares of Class A common stock which are owned by Pudong Investment and for which he disclaims beneficial ownership.

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(6) Includes 327,806 shares of Class A common stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds options which are currently exercisable for an aggregate of 327,806 shares of Class A common stock. This amount does not include 98,750 shares of Class A common stock underlying options which remain unvested.

(7) Includes 128,329 shares of Class A common stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options which are currently exercisable for an aggregate of 128,329 shares of Class A common stock. This amount does not include 29,945 shares of Class A common stock underlying options which remain unvested.

(8) Includes 95,387 shares of Class A common stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options which are currently exercisable for an aggregate of 95,387 shares of Class A common stock. This amount does not include 37,375 shares of Class A common stock underlying options which remain unvested.

(9) Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

We do not know of any arrangements which may, at a subsequent date, result in a change-in-control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving Reporting Persons.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executives officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) bonus and long-term equity incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. Based on the foregoing objectives, the Compensation Committee has structured compensation of our named executive officers to achieve the business goals set by us and reward our named executive officers for achieving such goals.

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The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the 2011 Annual Meeting of Stockholders, and as determined by the Board, we will include an advisory “say-on-pay” vote in our proxy statement every three years unless changed by the Board as a result of the next required stockholder advisory “say-on-frequency” vote, which will occur at our 2017 annual stockholders’ meeting, or otherwise. The most recent “say-on-pay” advisory vote occurred at the 2014 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

•

the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;

•

the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

•

compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and

•

our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual bonus awards, and long-term equity incentive awards for our named executive officers.

2015 Executive Compensation Components

For the year ended June 30, 2015, the principal components of compensation for named executive officers were:

•	base salary; and

•	bonus and long-term equity incentive awards.

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Base Salary. Base salaries are determined for each named executive officer based on his or her individual qualifications and relevant experience, the strategic goals which he or she was responsible for, the compensation levels at companies which compete with us for business and executive talent, and other incentives necessary to attract and retain qualified management. Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to base salaries are based on the annual reviews conducted by the Chief Executive Officer, for all named executive officers other than the Chief Executive Officer, the annual review conducted by the Compensation Committee with respect to the Chief Executive Officer, and the Compensation Committee’s assessment of each individual executive’s performance. Our named executive officers did not receive merit based pay increases to base salaries in fiscal 2015.

Bonuses and Long-Term Equity Incentive Awards. We provide named executive officers and other key employees with incentive compensation to incentivize and reward them for high performance and achievement of certain of our goals. The bonus program is designed to reward our named executive officers for achieving certain financial objections tied to growth and profitability set each year by the Compensation Committee. The long-term equity incentive awards are designed to reward named executive officers for achieving strategic milestones, as well as for retaining named executive officers and other key employees.

Bonus Program. The fiscal 2015 incentive bonus program had two levels of participation: (i) the “level one” participants and (ii) the “level two” participants. “Level one” participants were eligible to receive a maximum potential bonus equal to 100% of their base salary, with 50% of such bonus paid in cash and the other 50% paid in stock option awards. “Level two” participants were eligible to receive a maximum potential bonus equal to 75% of their base salary, with 50% of such bonus paid in cash and the other 50% paid in stock option awards. The Compensation Committee retains the discretion to adjust the percentage of the award paid in cash and stock prior to payment. For fiscal 2015, the “level one” participant was Mr. Gaynor and the “level two” participants were Ms. Cipolla and Mr. Symmons.

For fiscal 2015, the Compensation Committee set three performance goals tied to our revenues, gross margin, and EBITDA. The maximum potential bonus payout was based on the revenue performance goal, varying from a 25% potential bonus payment, if we had revenues equal to $12.2 million, to a 100% potential bonus payment, if we had revenues equal to $13.5 million. Our revenue was approximately $13.7 million, and, therefore the revenue performance goal was met at 100%. The actual amount of the bonus payout was determined by the achievement of certain gross margin and EBITDA performance goals, with each performance goal tied to 50% of the bonus payout. The gross margin goal was 44% and the EBITDA goal was $950,000. We met the gross margin goal but did not meet the EBITDA goal. Accordingly, Mr. Gaynor received a bonus equal to 50% of his base salary and Ms. Cipolla and Mr. Symmons each received a bonus equal to 37.5% of his or her base salary.

Long-Term Equity Incentive Awards. The Compensation Committee has the latitude to award our named executive officers, or other key employees, stock options. Stock options are awarded under the Plan. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. Options are awarded at the closing price of our common stock on the grant date as determined by the NCM.

For fiscal 2015, the Compensation Committee granted discretionary stock options to the named executive officers as disclosed in the Narrative Discussion of Summary Compensation section below.

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Retirement Benefits. We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under IRS and ERISA requirements. The 401(k) plan encourages employees to save for retirement by investing on a regular basis through payroll deductions.

Executive Compensation and Risk. Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operational and financial goals. We achieve this balance through a combination of elements in our overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; and cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2015, which includes our Chief Financial Officer. We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2015.

						Non-Equity		All Other
				Option		Incentive Plan		Compensation
Name and Position	Fiscal	Salary		Awards		Compensation		Compensation	Total
	Year	($)		($) (1) (2)		($)(2)		($)(3)	($)
(a)	(b)	(c)		(f)		(g)		(i)	(j)
J. James Gaynor	2015	285,435	(4)	100,998	(1)	70,000	(1)	—	456,433
President & Chief Executive Officer	2014	279,038	(4)	38,430		—		—	317,468
Dorothy M. Cipolla	2015	193,704	(5)	45,249	(1)	35,625	(1)	—	274,578
Chief Financial Officer, Treasurer & Secretary	2014	190,769	(5)	11,153		—		—	201,922
Alan Symmons	2015	189,954	(6)	45,188	(1)	40,000	(1)	—	275,142
Executive Vice President of Operations	2014	174,327	(6)	10,481		—		—	184,808

25

Notes:

(1)	For valuation assumptions on restricted stock units and stock option awards refer to note 8 to the Consolidated Financial Statements of the Annual Report for fiscal 2015. The disclosed amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2015 in accordance with FASB ASC Topic 718 and thus may include amounts from awards granted in and prior to fiscal 2015.

Our Plan includes several available forms of stock compensation of which incentive stock options, non-qualified stock options and restricted stock awards have been granted to date. Most awards granted under the Plan vest ratably over two to four years and generally have three-year to ten-year contract lives. The initial assumed forfeiture rate used in calculating the fair value of option grants with both performance and service conditions was 20% for 2015 and 2014. The forfeiture rate for restricted stock units was 0% for 2015 and 2014. The volatility rate is based on historical trends in common stock closing prices and the expected term was determined based primarily on interest rates for constant maturities. We used the Black-Scholes-Merton pricing model. The amounts reflect the dollar amount recognized for financial statement reporting purposes for fiscal year ended June 30, 2015 in accordance with ASC Topic 718, and, thus, may include amounts from awards granted in and prior to fiscal year 2015. The assumptions used were:

	Year ended	Year ended
	June 30, 2014	June 30, 2013
Expected volatility	103% - 104%	105% - 123%
Weighted average expected volatility	103% - 104%	105% - 123%
Dividend yields	0%	0%
Risk-free interest rate	1.64% - 1.77%	1.60% - 2.81%
Expected term, in years	7.49	3 - 7

(2)	Based on the achievement of certain criteria, the named executive officers partially earned their respective bonus awards for fiscal 2015. Pursuant to the terms of the Plan, each named executive officer’s award was paid out 50% in cash and 50% in stock option awards. We paid the bonus awards in fiscal 2016.
(3)	Other Compensation, as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. The nature of these compensatory items include our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees.
(4)	Mr. Gaynor’s base salary was 63% of his total compensation for fiscal 2015 and 88% of his total compensation for fiscal 2014.
(5)	Ms. Cipolla’s base salary was 71% of her total compensation for fiscal 2015 and 94% of her total compensation for fiscal 2014.
(6)	Mr. Symmon’s base salary was 69% of his total compensation for fiscal 2015 and 94% of his total compensation for fiscal 2014.

26

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information which we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2015, each named executive officer received a base salary, an incentive bonus based on attaining certain goals, and long-term equity incentive awards. Information on the specifics components of executive compensation for fiscal 2015 can be found under the heading “2015 Executive Compensation Components”.

With respect to fiscal 2014, incentive bonus goals were not met, and, accordingly, no bonus payments were made to the named executive officers. However, the Compensation Committee awarded discretionary stock options to the named executive officers for fiscal 2014, which were granted under the Plan. The Compensation Committee also awarded discretionary stock options to the named executive officers for fiscal 2015, which were granted under the Plan.

Additional details regarding the stock options granted to each named executive officer is set forth below.

J. James Gaynor

Stock Option Grants (1)		Number of	Compensation Expense (2)
Grant Date	Number of Shares	Vested Shares(3)	Actual Fiscal 2014	Actual Fiscal 2015	Projected Fiscal 2016	Projected Fiscal 2017	Projected Fiscal 2018	Projected Fiscal 2019
			$	$	$	$	$	$
2/4/2010	50,000	50,000	10,363	—	—	—	—	—
11/3/2010	25,000	25,000	8,388	2,797	—	—	—	—
10/27/2011	40,000	40,000	6,992	6,992	1,747	—	—	—
10/25/2012	40,000	20,000	4,752	4,752	4,752	1,188	—	—
1/31/2013	13,000	6,500	1,355	1,355	1,355	677	—	—
10/31/2013	50,000	12,500	6,580	8,772	8,772	8,772	2,192	—
10/30/2014	50,000	—	—	6,330	8,439	8,439	8,439	2,109
10/29/2015	78,556	—	—	69,864	3,146	4,194	4,194	4,194
			38,430	100,862	28,211	23,270	14,825	6,303

(1)	This table includes the stock options award of 55,556 shares that Mr. Gaynor earned during fiscal 2015, but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2015. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

27

Dorothy Cipolla

Stock Option Grants (1)			Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares(3)	Actual Fiscal 2014	Actual Fiscal 2015	Projected Fiscal 2016	Projected Fiscal 2017	Projected Fiscal 2018	Projected Fiscal 2019
			$	$	$	$	$	$
2/4/2010	10,000	10,000	2,072	—	—	—	—	—
11/3/2010	9,000	9,375	3,020	1,007	—	—	—	—
10/27/2011	12,500	6,250	2,185	2,185	545	—	—	—
10/25/2012	13,000	6,500	1,485	1,485	1,485	371	—	—
1/31/2013	4,000	2,000	417	417	417	208	—	—
10/31/2013	15,000	3,750	1,974	2,632	2,632	2,632	658	—
10/30/2014	15,000	—	—	1,898	2,532	2,532	2,532	633
10/29/2015	35,274	—		35,556	958	1,276	1,276	1,276
			11,153	45,180	8,569	7,019	4,466	1,909

(1)	This table includes the stock options award of 28,274 shares that Ms. Cipolla earned during fiscal 2015, but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2015. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

Alan Symmons

Stock Option Grants (1)			Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares(3)	Actual Fiscal 2014	Actual Fiscal 2015	Projected Fiscal 2016	Projected Fiscal 2017	Projected Fiscal 2018	Projected Fiscal 2019
			$	$	$	$	$	$
2/4/2010	10,000	10,000	2,072	—	—	—	—	—
11/3/2010	7,000	7,000	2,348	784	—	—	—	—
10/27/2011	12,500	12,500	2,185	2,185	545	—	—	—
10/25/2012	12,500	6,250	1,485	1,485	1,485	371	—	—
1/31/2013	4,000	2,000	417	417	417	208	—	—
10/31/2013	15,000	3,750	1,974	2,632	2,632	2,632	658	—
10/30/2014	15,000	—	—	1,898	2,532	2,532	2,532	633
1/12/2015	10,000	—	—	787	1,572	1,572	1,569	784
10/29/2015	36,762	—	—	37,427	958	1,276	1,276	1,276
			10,481	47,615	10,141	8,591	6,035	2,693

(1)	This table includes the stock options award of 29,762 shares that Mr. Symmons earned during fiscal 2015, but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2015. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

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Potential Payments Upon Termination or Change-of-Control

Mr. Gaynor is our only named executive officer entitled to any payments upon termination. If Mr. Gaynor is terminated without cause, he is entitled to three months’ paid COBRA benefits.

All of our named executive officers are entitled to certain payments in the event of a change-of-control. The following table sets forth the change-of-control payments due to each of our named executive officers.

Amount of Payment Upon
Executive Officer	A Change of Control (1)
J. James Gaynor (2.)	$560,000
Dorothy Cipolla (3)	$47,500
Alan Symmons (3)	$50,000

(1)

A change-of-control is defined as any of the following transactions occurring:

•	The dissolution or liquidation of the Company,
•	Our stockholders approve an agreement providing for a sale, lease or other disposition of all or substantially all of our assets and the transactions contemplated by such agreement are consummated,
•	A merger or a consolidation in which we are not the surviving entity,
•	Any person acquires the beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, and
•	The individuals who, prior to the transaction, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at lease fifty percent (50%) of the Board, except that if the election of or nomination for election by the stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be deemed to be a member of the Incumbent Board.

Notwithstanding the foregoing, a public offering of our common stock shall not be considered a change-of-control.

(2)	Mr. Gaynor is entitled to twenty-four months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Mr. Gaynor would be paid in a lump sum and would only be paid out in the event Mr. Gaynor was no longer employed by us. All of Mr. Gaynor’s unvested stock options immediately vest upon a change-of-control.
(3)	Ms. Cipolla and Mr. Symmons are entitled to three months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Ms. Cipolla or Mr. Symmons would occur according to our normal payroll schedule and would only be paid out in the event they were no longer employed by us.

29

Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(e)		(f)
Name	Number of	Number of	Option	Vesting	Option
	Securities	Securities	Exercise	Schedule	Expiration
	Underlying	Underlying	Price ($)		Date
	Unexercised	Unexercised
	Options (#)	Options (#)
	Exercisable	Unexercisable
J. James Gaynor (1)	15,000	—	$3.47	2 year cliff	7/24/2016
	20,000	—	$4.80	25%/yr for 4 yrs	10/27/2016
	15,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	30,000	—	$2.10	25%/yr for 4 yrs	1/31/2018
	50,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	25,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	30,000	10,000	$1.39	25%/yr for 4 yrs	10/27/2021
	20,000	20,000	$0.98	25%/yr for 4 yrs	10/25/2022
	6,500	6,500	$0.87	25%/yr for 4 yrs	1/31/2023
	12,500	37,500	$1.41	25%/yr for 4 yrs	10/31/2023
	—	50,000	$1.37	25%/yr for 4 yrs	10/30/2024
Dorothy Cipolla (2)	15,000	—	$4.53	2 year cliff	2/28/2016
	20,000	—	$4.80	25%/yr for 4 yrs	10/27/2016
	10,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	9,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	9,375	3,125	$1.39	25%/yr for 4 yrs	10/27/2021
	6,250	6,250	$0.98	25%/yr for 4 yrs	10/25/2022
	2,000	2,000	$0.87	25%/yr for 4 yrs	1/31/2023
	3,750	11,250	$1.41	25%/yr for 4 yrs	10/31/2023
	—	15,000	$1.37	25%/yr for 4 yrs	10/30/2024
Alan Symmons (3)	5,000	—	$5.24	4 year cliff	10/18/2016
	5,000	—	$3.27	25%/yr for 4 yrs	12/3/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	7,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	9,375	3,125	$1.39	25%/yr for 4 yrs	10/27/2021
	6,250	6,250	$0.98	25%/yr for 4 yrs	10/25/2022
	2,000	2,000	$0.87	25%/yr for 4 yrs	1/31/2023
	3,750	11,250	$1.41	25%/yr for 4 yrs	10/31/2023
	—	15,000	$1.37	25%/yr for 4 yrs	10/30/2024
	—	10,000	$1.27	25%/yr for 4 yrs	1/12/2025

(1)	This table does not include the stock options award of 55,556 shares that Mr. Gaynor earned during fiscal 2015 but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.
(2)	This table does not include the stock options award of 28,274 shares that Ms. Cipolla earned during fiscal 2015 but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.

30

(3)

This table does not include the stock options award of 29,762 shares that Mr. Symmons earned during fiscal 2015 but that was granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2015.

The stock options are issued pursuant to the Plan and have a ten year life. The awards will terminate 90 days after termination of employment.

DIRECTOR COMPENSATION

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by us of members of the Board.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended June 30, 2015.

	Fees Earned or	Stock
	Paid in Cash	Awards	Total
Name (1)	($)(2)	($)(3)	($)
(a)	(b)	(c)	(h)
Robert Ripp	$95,000	$44,041	$139,041
Sohail Khan	$35,000	$44,041	$79,041
Dr. Steven Brueck	$30,000	$44,041	$74,041
Louis Leeburg	$38,000	$44,041	$82,041
M. Scott Faris	$30,000	$42,744	$72,744
Dr. Xudong Zhu	$7,500	$—	$7,500

(1)

J. James Gaynor, our President and Chief Executive Officer during fiscal 2015, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Gaynor as an employee is disclosed in the Summary Compensation Table on page 26.

(2)

Total fees earned for fiscal 2015 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $23,500, Mr. Leeburg - $9,500, Dr. Brueck - $7,500, Mr. Khan - $8,500, Mr. Faris - $0, and Dr. Zhu - $7,500.

(3)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2015 in accordance with ASC Topic 718, and, thus, may include amounts from awards granted in and prior to fiscal 2015.

31

Discussion of Summary Compensation Table of Directors

The following is a discussion of the material information which we believe is necessary to understand the information disclosed in the previous tables.

Cash Compensation Paid to Board Members

During fiscal 2015, directors received a monthly retainer of $2,500. There are no meeting fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the chairman of the Board and committee chairman for their responsibilities overseeing their respective functions. The following table summarizes the annual fees paid by us to non-employee directors for fiscal 2015:

				Fees
				Total Earned
			Committee	for Fiscal
Name	Board Fee	Chairman Fee	Chair Fee	Year 2015
Robert Ripp	30,000	60,000	5,000	95,000
J. James Gaynor (1)	—			—
Sohail Khan	30,000		5,000	35,000
Steven Brueck	30,000			30,000
Louis Leeburg	30,000		8,000	38,000
M. Scott Faris	30,000			30,000
Xudong Zhu (2)	7,500			7,500

(1)	Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.
(2)	Dr. Zhu joined the Board in April 2015. Accordingly, Dr. Zhu was only entitled to Board fees for the fourth quarter of fiscal 2015.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Plan, including stock options, restricted stock awards or units. In fiscal 2015, the following directors received grants under the Plan:

	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Price Per Share
Dr. Steven Brueck	36,500	10/30/2014	$1.37
Sohail Khan	36,500	10/30/2014	$1.37
Louis Leeburg	36,500	10/30/2014	$1.37
Robert Ripp	36,500	10/30/2014	$1.37
M. Scott Faris	36,500	10/30/2014	$1.37
	182,500

32

Additional details regarding the restricted stock units granted to each director, other than Mr. Gaynor, is set forth below.

Robert Ripp

Restricted Stock Unit				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018
			$	$	$	$	$
11/3/2010	15,000	15,000	4,487	—	—	—	—
10/27/2011	29,000	29,000	13,437	3,358	—	—	—
1/31/2013	40,000	26,666	11,533	11,534	5,766	—	—
10/31/2013	35,460	11,820	12,519	16,692	16,692	4,173	—
10/30/2014	36,500	—	—	12,457	16,607	16,608	4,151
10/29/2015	33,785	—	—	—	12,502	16,668	16,668
			41,976	44,041	51,567	37,449	20,819

Positions:	Chairman of the Board, Compensation Committee Chairman
Committees:	Compensation Committee

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Sohail Khan

Restricted Stock Unit				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018
			$	$	$	$	$
11/3/2010	15,000	15,000	4,487	—	—	—	—
10/27/2011	29,000	29,000	13,437	3,358	—	—	—
1/31/2013	40,000	26,666	11,533	11,534	5,766	—	—
10/31/2013	35,460	11,820	12,519	16,692	16,692	4,173	—
10/30/2014	36,500	—	—	12,457	16,607	16,608	4,151
10/29/2015	33,785	—	—	—	12,502	16,668	16,668
			41,976	44,041	51,567	37,449	20,819

Positions:	Finance Committee Chairman
Committees:	Finance and Compensation Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

33

Dr. Steven Brueck

Restricted Stock Unit				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018
			$	$	$	$	$
11/3/2010	15,000	15,000	4,487	—	—	—	—
10/27/2011	29,000	29,000	13,437	3,358	—	—	—
1/31/2013	40,000	26,666	11,533	11,534	5,766	—	—
10/31/2013	35,460	11,820	12,519	16,692	16,692	4,173	—
10/30/2014	36,500	—	—	12,457	16,607	16,608	4,151
10/29/2015	33,785	—	—	—	12,502	16,668	16,668
			41,976	44,041	51,567	37,449	20,819

Committees:	Audit Committee

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Louis Leeburg

Restricted Stock Unit				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018
			$	$	$	$	$
11/3/2010	15,000	15,000	4,487	—	—	—	—
10/27/2011	29,000	29,000	13,437	3,358	—	—	—
1/31/2013	40,000	26,666	11,533	11,534	5,766	—	—
10/31/2013	35,460	11,820	12,519	16,692	16,692	4,173	—
10/30/2014	36,500	—	—	12,457	16,607	16,608	4,151
10/29/2015	33,785	—	—	—	12,502	16,668	16,668
			41,976	44,041	51,567	37,449	20,819

Positions:	Audit Committee Chairman
Committees:	Audit and Compensation Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

34

M. Scott Faris

Restricted Stock Unit				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018
			$	$	$	$	$

12/23/2011	15,000	15,000	4,950	2,061	—	—	—
1/31/2013	40,000	26,666	11,533	11,534	5,766	—	—
10/31/2013	35,460	11,820	12,519	16,692	16,692	4,173	—
10/30/2014	36,500	—	—	12,457	16,607	16,608	4,151
10/29/2015	33,785	—	—	—	12,502	16,668	16,668
			29,002	42,744	51,567	37,449	20,819

Committees:	Audit and Finance Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Xudong Zhu

Restricted Stock Unit Grants				Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Fiscal 2018

10/29/2015	33,785	—	—	—	12,502	16,668	16,668

Committees:	Finance Committee

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2015. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

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Equity Compensation Plan Information

The following table sets forth as of June 30, 2015, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	3,915,625	$1.21	1,478,778

Equity compensation plans not approved by security holders	—	—	—

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ITEM NO. 2

 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD
FROM 7 DIRECTORS TO 12 DIRECTORS

You are being asked to approve an amendment to the Certificate of Incorporation to increase the maximum size of the Board contained in Article FOURTEENTH. Article FOURTEENTH currently reads as follows:

“(a) The number of directors constituting the entire Board shall be not less than three nor more than seven as fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office.”

The Board recommends that Article FOURTEENTH of the Certificate of Incorporation be amended to read as follows:

“(a) The number of directors constituting the entire Board shall be not less than three nor more than twelve as fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office.”

At its meeting held on October 29, 2015, the Board, approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of our stockholders at the Annual Meeting. The Board has determined that this amendment is in our best interest and our stockholders’ best interest and recommends approval by the stockholders.

Material Differences Between Current and Proposed Provision

Under the proposed amendment to Article FOURTEENTH of our Certificate of Incorporation, we are increasing the maximum size of the Board. By increasing the current limit of seven directors to twelve directors, the Board would have the discretion to set the number of directors from time to time at greater than seven directors.

Purpose of Amendment

The Board believes that it is in our best interest to grant the Board the discretion to increase our board size to no more than twelve directors in order to add additional directors should the Board determine that the addition of Board members would add to the diversity of the Board or would enhance the Board with different skill sets.

If our stockholders approve the amendment to increase the maximum size of the Board, the Board will have authority to file with the Secretary of State of Delaware an amendment to our Certificate of Incorporation to amend Article FOURTEENTH. Upon approval and following such filing with the Secretary of State of the State of Delaware, the amendment would become effective on the date it is filed.

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Neither Delaware law, our Certificate of Incorporation, nor our By-laws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

The amendment proposed by us to Article FOURTEENTH of the Certificate of Incorporation is attached to this proxy statement as Appendix A. If this Item 2 is approved, the Certificate of Incorporation will be amended accordingly and a Certificate of Amendment as set forth on Appendix A will be filed with the Secretary of State of the State of Delaware.

THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL TO

APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD FROM 7 DIRECTORS TO 12 DIRECTORS

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ITEM NO. 3

approvAL OF an amendment to our Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of EIGHTY-FIVE PERCENT (85%) of such outstanding shares.

You are being asked to approve an amendment to the Certificate of Incorporation to effectively require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board following this Annual Meeting in place of the current requirement of eighty-five percent (85%) of such outstanding shares. The proposed amendment amends the reference to Article FOURTEENTH in Article ELEVENTH. Article ELEVENTH currently reads as follows:

“Notwithstanding any other provision of this Certificate of Incorporation or the By-laws of the corporation (and in addition to any other vote that may be required by law, by this Certificate of Incorporation or by the By-laws), the affirmative vote of the holders of (i) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose one class) shall be required to amend, alter, or repeal this Article ELEVENTH or any provision of Articles SEVENTH, TENTH, THIRTEENTH, or FOURTEENTH of this Certificate of Incorporation, and (ii) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, or repeal any provision of Articles FOURTH or TWELFTH of this Certificate of Incorporation if such amendment is not approved by a majority of the members of the board of directors then in office who were directors prior to the three year period ending on the date that any person became an “interested stockholder” as defined in Section 203(c)(5) of GCL or who were recommended for election or elected to succeed such directors by a majority of such directors.”

The Board recommends that Article ELEVENTH of the Certificate of Incorporation be amended to read as follows:

“Notwithstanding any other provision of this Certificate of Incorporation or the By-laws of the corporation (and in addition to any other vote that may be required by law, by this Certificate of Incorporation or by the By-laws), the affirmative vote of the holders of (i) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose one class) shall be required to amend, alter, or repeal this Article ELEVENTH, any provision of Articles SEVENTH, TENTH, or THIRTEENTH of this Certificate of Incorporation, or paragraphs (b) or (c) of Article FOURTEENTH of this Certificate of Incorporation, and (ii) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, or repeal any provision of Articles FOURTH or TWELFTH of this Certificate of Incorporation if such amendment is not approved by a majority of the members of the board of directors then in office who were directors prior to the three year period ending on the date that any person became an “interested stockholder” as defined in Section 203(c)(5) of GCL or who were recommended for election or elected to succeed such directors by a majority of such directors.”

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At its meeting held on October 29, 2015, the Board approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of our stockholders at the Annual Meeting. The Board determined that this amendment is in our best interest and our stockholders’ best interest and recommends approval by the stockholders.

Material Differences Between Current and Proposed Provision

Under the proposed amendment to Article ELEVENTH of our Certificate of Incorporation, we are amending the reference to Article FOURTEENTH. By amending this reference, any and all future amendments, alterations, or modifications to paragraph (a) of Article FOURTEENTH or the future repeal of paragraph (a) of Article FOURTEENTH would require only the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors, instead of the current voting standard, which requires the affirmative vote of at least eighty-five percent (85%) of the shares entitled to vote generally in the election of directors.

Purpose of Amendment

Generally, paragraph (a) of Article FOURTEENTH of our Certificate of Incorporation addresses the size of our Board. The Board believes that it is in our best interest to permit our stockholders to approve any future amendments to paragraph (a) of Article FOURTEENTH by a simple majority voting standard, instead of the current “super-majority” voting standard of eighty-five percent (85%).

If our stockholders approve the amendment to amend the reference to Article FOURTEENTH in Article ELEVENTH, the Board will have authority to file with the Secretary of State of Delaware an amendment to our Certificate of Incorporation to amend Article ELEVENTH. Upon approval and following such filing with the Secretary of State of the State of Delaware, the amendment would become effective on the date it is filed.

Delaware law, our Certificate of Incorporation, and our By-laws do not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

The amendment proposed by the Company to Article ELEVENTH of the Certificate of Incorporation is attached to this proxy statement as Appendix B. If this Item 3 is approved, the Certificate of Incorporation will be amended accordingly and a Certificate of Amendment as set forth on Appendix B will be filed with the Secretary of State of the State of Delaware.

THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL TO

APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF OUR CAPITAL STOCK ENTITLED TO VOTE GENERALLY IN THE ELECTION OF DIRECTORS TO INCREASE THE SIZE OF OUR BOARD FOLLOWING THIS ANNUAL MEETING IN PLACE OF THE CURRENT REQUIREMENT OF EIGHTY-FIVE PERCENT (85%) OF SUCH OUTSTANDING SHARES

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ITEM NO. 4

RATIFICATION OF INDEPENDENT AUDITOR

It is the responsibility of the Audit Committee to select and retain independent auditors. Our Audit Committee has appointed BDO USA, LLP (“BDO”) as our independent auditor for the Company’s fiscal year ending June 30, 2016. Although stockholder ratification of the Audit Committee’s selection of independent auditors is not required by our By-laws or otherwise, we are submitting the selection of BDO to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent auditors for the Company.

As previously disclosed by us in a Current Report on Form 8-K filed on August 5, 2015 with the SEC, on August 1, 2015, we were notified that effective August 1, 2015, the accounting practice of Cross, Fernandez and Riley LLP (“CFR”), our former independent accountant, was combined with BDO, and as a result, CFR’s professional employees and partners joined BDO either as employees or partners. Accordingly, effective August 1, 2015, CFR resigned as our auditors and with the approval of the Audit Committee, BDO was engaged as our independent public accountant for the year ended June 30, 2015, in connection with the audit of our financial statements, and the review of our quarterly reports for fiscal 2016.

Prior to engaging BDO, we did not consult with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction regarding the type of audit opinions that might be rendered by BDO on our financial statements, and BDO did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(11) OF Regulation S-K.

The report of independent registered public accounting firm of CFR regarding our financial statements for the fiscal year ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2014 and 2015, and during the interim period from the end of the most recently completed fiscal year through August 1, 2015, the date of resignation, there were no (a) disagreements as described under Item 304(a)(i)(iv) or Regulation S-K, with CFR on any matter or accounting principles or disagreements, if not resolved to the satisfaction of CFR would have caused it to make reference to such disagreement in its report, or (b) reportable events, as described under Item 304(a)(i)(v) of Regulation S-K.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

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The following table presents fees paid or to be paid for professional audit services rendered by CFR and BDO for the audit of our annual financial statements during the years ended June 30, 2015 and 2014, review of financial statements included in our quarterly reports during the years ended June 30, 2015 and 2014, and fees billed for other services rendered by CFR or BDO, as applicable:

	Fiscal 2015		Fiscal 2014
	CFR	BDO	CFR
Audit Fees (1)	$30,975	$76,650	$112,500
Audit-Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—
Total All Fees	$30,975	$76,650	$112,500

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by CFR or BDO, as applicable. The Audit Committee has pre-approved all fees for audit and non-audit work performed.

THE BOARD RECOMMENDS VOTING “FOR”

THE RATIFICATION OF BDO AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2016

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OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting of Stockholders other than that for which notice is provided in this proxy statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2015 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for 2015, which contains our Form 10-K, as amended, for the fiscal year ended June 30, 2015, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http: //www.sec.gov.

By Order of the Board of Directors,

J. James Gaynor

President & Chief Executive Officer

Orlando, Florida

December 18, 2015

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Appendix A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF LIGHTPATH TECHNOLOGIES, INC.

LightPath Technologies, Inc., a Delaware corporation, (the “Company”) hereby certifies that:

1.     The Certificate of Incorporation is amended by replacing paragraph (a) of Article FOURTEENTH in its entirety with the following:

“(a) The number of directors constituting the entire Board shall not be less than three nor more than twelve as fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office.”

2.     The Certificate of Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), including approval by the stockholders of the corporation upon notice in accordance with Section 222 of the DGCL, at the annual meeting of stockholders of the Company held on January 28, 2016.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officer this ___ day of January, 2016.

LIGHTPATH TECHNOLOGIES INC.

By:
J. James Gaynor, President and Chief Executive Officer

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Appendix B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF LIGHTPATH TECHNOLOGIES, INC.

LightPath Technologies, Inc., a Delaware corporation, (the “Company”) hereby certifies that:

1.     The Certificate of Incorporation is amended by replacing Article ELEVENTH in its entirety with the following:

“Notwithstanding any other provision of this Certificate of Incorporation or the By-laws of the corporation (and in addition to any other vote that may be required by law, by this Certificate of Incorporation or by the By-laws), the affirmative vote of the holders of (i) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose one class) shall be required to amend, alter, or repeal this Article ELEVENTH, any provision of Articles SEVENTH, TENTH, or THIRTEENTH of this Certificate of Incorporation, or paragraphs (b) or (c) of Article FOURTEENTH of this Certificate of Incorporation, and (ii) at least 85% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, or repeal any provision of Articles FOURTH or TWELFTH of this Certificate of Incorporation if such amendment is not approved by a majority of the members of the board of directors then in office who were directors prior to the three year period ending on the date that any person became an “interested stockholder” as defined in Section 203(c)(5) of GCL or who were recommended for election or elected to succeed such directors by a majority of such directors.”

2.     The Certificate of Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), including approval by the stockholders of the corporation upon notice in accordance with Section 222 of the DGCL, at the annual meeting of stockholders of the Company held on January 28, 2016.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officer this ___ day of January, 2016.

LIGHTPATH TECHNOLOGIES INC.

By:
J. James Gaynor, President and Chief Executive Officer

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LIGHTPATH TECHNOLOGIES, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 28, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report on Form 10-K, and Amendment No. 1 to Form 10-K/A are available at http://www.viewproxy.com/ lightpath/2016
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 20, 2016 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

 STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of LIGHTPATH TECHNOLOGIES, INC.
Notice is hereby given that the Annual Meeting of Stockholders of LightPath Technologies, Inc. will be held on Thursday, January 28, 2016 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827, for the following purposes:
Item No. 1: To approve the election of the Class II Directors. The nominees are:
(01) Sohail Khan (02) Dr. Steven Brueck (03) M. Scott Faris
Item No. 2: To approve the amendment to the Certificate of Incorporation to increase the maximum size of our Board of Directors from seven directors to twelve directors.
Item No. 3: To approve the amendment to the Certificate of Incorporation to require the affirmative vote of the holders of at least a majority of the outstanding shares of our capital stock entitled to vote generally in the election of directors to increase the size of our Board of Directors following the 2016 Annual Meeting of Stockholders in place of the current requirement of eighty-five percent (85%).
Item No. 4: To ratify the selection of BDO USA, LLP as independent auditors.
This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR Items 1, 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/lightpath/2016 Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

LIGHTPATH TECHNOLOGIES, INC.

Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827

The following proxy materials are available to you for review at:

http://www.viewproxy.com/lightpath/2016

 Proxy Statement

2015 Annual Report on 10-K
Admendment No.1 to Form 10-K/A

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet

 You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

 or

By logging onto http://www.viewproxy.com/lightpath/2016
or

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Please include the company name and your control number in the subject line.